Exhibit 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q1'21	Q4'20	Q3'20	Q2'20	Q1'20	YOY % change
Non-interest revenues
Discount revenue	$5,242	$5,549	$4,999	$4,015	$5,838	(10)
Net card fees	1,253	1,222	1,191	1,141	1,110	13
Other fees and commissions	520	516	478	449	720	(28)
Other	219	167	209	186	312	(30)
Total non-interest revenues	7,234	7,454	6,877	5,791	7,980	(9)
Interest income
Interest on loans	2,144	2,236	2,266	2,368	2,909	(26)
Interest and dividends on investment securities	24	29	33	27	38	(37)
Deposits with banks and other	24	22	25	31	99	(76)
Total interest income	2,192	2,287	2,324	2,426	3,046	(28)
Interest expense
Deposits	134	155	202	260	326	(59)
Long-term debt and other	228	235	248	282	390	(42)
Total interest expense	362	390	450	542	716	(49)
Net interest income	1,830	1,897	1,874	1,884	2,330	(21)
Total revenues net of interest expense	9,064	9,351	8,751	7,675	10,310	(12)
Provisions for credit losses
Card Member receivables	(10)	(54)	117	355	597	#
Card Member loans	(573)	37	571	969	1,876	#
Other	(92)	(94)	(23)	231	148	#
Total provisions for credit losses	(675)	(111)	665	1,555	2,621	#
Total revenues net of interest expense after provisions for credit losses	9,739	9,462	8,086	6,120	7,689	27

Expenses
Marketing and business development	1,766	1,858	1,822	1,362	1,705	4
Card Member rewards	2,243	2,296	2,004	1,349	2,392	(6)
Card Member services	317	307	259	208	456	(30)
Salaries and employee benefits	1,550	1,566	1,408	1,349	1,395	11
Professional services	403	523	421	406	439	(8)
Data processing and equipment (A)	582	644	577	564	549	6
Other, net	(115)	410	231	260	301	#
Total expenses	6,746	7,604	6,722	5,498	7,237	(7)
Pretax income	2,993	1,858	1,364	622	452	#
Income tax provision	758	420	291	365	85	#
Net income	$2,235	$1,438	$1,073	$257	$367	#
Net income attributable to common shareholders (B)	$2,206	$1,415	$1,050	$238	$333	#
Effective tax rate	25.3%	22.6%	21.3%	58.7%	18.8%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$2.74	$1.76	$1.31	$0.29	$0.41	#
Average common shares outstanding	804	805	804	804	807	—
Diluted
Net income attributable to common shareholders	$2.74	$1.76	$1.30	$0.29	$0.41	#
Average common shares outstanding	805	806	805	805	808	—
Cash dividends declared per common share	$0.43	$0.43	$0.43	$0.43	$0.43	—
# - Denotes a variance of 100 percent or more.

See Appendix V for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q1'21	Q4'20	Q3'20	Q2'20	Q1'20	YOY % change
Assets
Cash & cash equivalents	$40	$33	$36	$42	$39	3
Card Member receivables, less reserves	42	43	40	37	44	(5)
Card Member loans, less reserves	66	68	64	64	72	(8)
Investment securities	21	22	22	20	5	#
Other (C)	24	25	25	26	26	(8)
Total assets	$193	$191	$187	$189	$186	4

Liabilities and Shareholders' Equity
Customer deposits	$89	$87	$85	$85	$78	14
Short-term borrowings	2	2	2	2	3	(33)
Long-term debt	42	43	45	49	53	(21)
Other (C)	36	36	33	32	31	16
Total liabilities	169	168	165	168	165	2

Shareholders' Equity	24	23	22	21	21	14
Total liabilities and shareholders' equity	$193	$191	$187	$189	$186	4

Return on average equity (D)	22.6%	14.2%	15.3%	18.1%	24.4%
Return on average common equity (D)	23.9%	14.9%	15.9%	18.9%	25.6%
Book value per common share (dollars)	$28.46	$26.58	$25.19	$24.19	$24.13	18
# - Denotes a variance of 100 percent or more.

See Appendix V for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q1'21	Q4'20	Q3'20	Q2'20	Q1'20
Shares Outstanding (in millions)
Beginning of period	805	805	805	805	810
Repurchase of common shares	(3)	—	—	—	(7)
Net impact of employee benefit plans and others	1	—	—	—	2
End of period	803	805	805	805	805

Risk-Based Capital Ratios - Basel III ($ in billions)
Common Equity Tier 1/Risk Weighted Assets (RWA)	14.8%	13.5%	13.9%	13.6%	11.9%
Tier 1	16.0%	14.7%	15.1%	14.8%	13.0%
Total	17.5%	16.2%	16.7%	16.5%	14.6%

Common Equity Tier 1	$20.0	$18.7	$18.3	$17.6	$17.3
Tier 1 Capital	$21.6	$20.3	$19.9	$19.2	$19.0
Tier 2 Capital	$2.1	$2.1	$2.2	$2.1	$2.3
Total Capital	$23.6	$22.4	$22.1	$21.3	$21.3
RWA	$135.1	$138.3	$131.9	$129.3	$146.2
Tier 1 Leverage	11.4%	11.0%	10.8%	10.4%	10.0%
Average Total Assets to calculate the Tier 1 Leverage Ratio (E)	$189.3	$185.1	$185.3	$184.3	$190.1

See Appendix V for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q1'21	Q4'20	Q3'20	Q2'20	Q1'20	YOY % change
Network volumes (F)
U.S.	$186.2	$195.0	$174.6	$145.1	$193.4	(4)
Outside the U.S.	83.1	90.9	80.9	65.9	92.0	(10)
Total	$269.3	$285.9	$255.5	$211.0	$285.4	(6)
Billed business (F)	$225.4	$239.8	$213.6	$174.7	$242.6	(7)
Processed volumes (F)	43.9	46.1	41.9	36.3	42.8	3
Total	$269.3	$285.9	$255.5	$211.0	$285.4	(6)
Cards-in-force (millions) (G)
U.S.	54.1	53.8	53.6	54.4	54.9	(1)
Outside the U.S.	58.8	58.2	57.9	58.5	58.7	—
Total	112.9	112.0	111.5	112.9	113.6	(1)
Proprietary	69.0	68.9	68.8	69.3	70.4	(2)
GNS	43.9	43.1	42.7	43.6	43.2	2
Total	112.9	112.0	111.5	112.9	113.6	(1)
Basic cards-in-force (millions) (G)
U.S.	42.4	42.2	42.0	42.7	43.1	(2)
Outside the U.S.	49.8	49.1	48.8	49.1	49.2	1
Total	92.2	91.3	90.8	91.8	92.3	—
Average proprietary basic Card Member spending (dollars)
U.S.	$4,723	$4,983	$4,486	$3,697	$4,922	(4)
Outside the U.S.	$3,170	$3,505	$2,989	$2,272	$3,505	(10)
Average	$4,270	$4,549	$4,041	$3,270	$4,497	(5)
Card Member loans
U.S.	$61.6	$64.2	$61.4	$62.0	$69.0	(11)
Outside the U.S.	8.5	9.2	8.2	8.1	8.7	(2)
Total	$70.1	$73.4	$69.6	$70.1	$77.7	(10)

Average discount rate (H)	2.26%	2.25%	2.27%	2.23%	2.34%
Average fee per card (dollars) (I)	$73	$71	$69	$65	$63	16

See Appendix V for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q1'21	Q4'20	Q3'20	Q2'20	Q1'20	YOY % change
Worldwide Card Member loans
U.S.	$61.6	$64.2	$61.4	$62.0	$69.0	(11)
Outside the U.S.	$8.5	$9.2	$8.2	$8.1	$8.7	(2)
Total loans	$70.1	$73.4	$69.6	$70.1	$77.7	(10)
Credit loss reserves (millions)
Beginning balance	$5,344	$5,688	$5,628	$5,236	$4,027	33
Provisions - principal, interest and fees	(573)	37	571	969	1,876	#
Net write-offs - principal less recoveries	(241)	(346)	(432)	(499)	(518)	(53)
Net write-offs - interest and fees less recoveries	(63)	(74)	(91)	(103)	(107)	(41)
Other (J)	—	39	12	25	(42)	#
Ending balance	$4,467	$5,344	$5,688	$5,628	$5,236	(15)
% of loans	6.4%	7.3%	8.2%	8.0%	6.7%
% of past due	723%	727%	679%	493%	406%
Average loans	$70.7	$71.2	$69.9	$72.1	$83.4	(15)
Net write-off rate (principal only) (K)	1.4%	1.9%	2.5%	2.8%	2.5%
Net write-off rate (principal, interest and fees) (K)	1.7%	2.4%	3.0%	3.3%	3.0%
30+ days past due as a % of total (L)	0.9%	1.0%	1.2%	1.6%	1.7%

Net interest income divided by average Card Member loans (M)	10.4%	10.7%	10.7%	10.5%	11.2%
Net interest yield on average Card Member loans (M)	11.3%	11.4%	11.6%	11.6%	11.9%

Worldwide Card Member receivables
U.S.	$30.1	$30.5	$29.2	$26.9	$32.6	(8)
Outside the U.S.	$11.9	$13.2	$11.6	$10.7	$12.1	(2)
Total receivables	$42.0	$43.7	$40.8	$37.6	$44.7	(6)
Credit loss reserves (millions)
Beginning balance	$267	$422	$519	$459	$126	#
Provisions - principal and fees	(10)	(54)	117	355	597	#
Net write-offs - principal and fees less recoveries	(53)	(105)	(219)	(299)	(258)	(79)
Other (J)	(2)	4	5	4	(6)	(67)
Ending balance	$202	$267	$422	$519	$459	(56)
% of receivables	0.5%	0.6%	1.0%	1.4%	1.0%
Net write-off rate (principal and fees) (K)	0.5%	1.0%	2.2%	3.1%	1.9%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal and fees) (K)(N)	0.6%	1.1%	2.2%	2.8%	2.3%
Net write-off rate, excluding GCP (principal only) (K)(N)	0.5%	1.0%	2.0%	2.5%	2.1%
30+ days past due as a % of total, excluding GCP (L)(N)	0.6%	0.6%	0.9%	1.7%	1.9%

Other loans (C)
Total other loans	$2.3	$2.9	$3.5	$4.6	$5.2	(56)
Credit loss reserves (millions)
Beginning balance	$238	$370	$423	$241	$172	$38
Provisions	(82)	(101)	(26)	206	98	#
Net write-offs	(14)	(31)	(27)	(24)	(29)	(52)
Other (J)	1	—	—	—	—	—
Ending balance	$143	$238	$370	$423	$241	$(41)
% of other loans	6.2%	8.2%	10.6%	9.2%	4.6%

Other receivables (C)
Total other receivables	$2.4	$3.0	$2.6	$2.8	$2.9	(17)
Credit loss reserves (millions)
Beginning balance	$85	$85	$94	$71	$27	#
Provisions	(10)	7	3	25	50	#
Net write-offs	(8)	(7)	(12)	(2)	(6)	33
Ending balance	$67	$85	$85	$94	$71	(6)
% of other receivables	2.8%	2.8%	3.3%	3.4%	2.4%

# - Denotes a variance of 100 percent or more.

See Appendix V for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	Global Consumer Services Group (GCSG)	Global Commercial Services (GCS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q1'21
Non-interest revenues	$3,690	$2,432	$1,190	$(78)	$7,234
Interest income	1,807	336	4	45	2,192
Interest expense	187	116	(17)	76	362
Total revenues net of interest expense	5,310	2,652	1,211	(109)	9,064
Total provisions for credit losses	(504)	(162)	(10)	1	(675)
Total revenues net of interest expense after provisions for credit losses	5,814	2,814	1,221	(110)	9,739
Marketing, business development, and Card Member rewards and services	2,582	1,386	345	13	4,326
Salaries and employee benefits and other operating expenses	1,108	763	462	87	2,420
Pretax income (loss)	2,124	665	414	(210)	2,993
Q1'20
Non-interest revenues	$3,894	$2,788	$1,346	$(48)	$7,980
Interest income	2,411	499	6	130	3,046
Interest expense	328	200	(36)	224	716
Total revenues net of interest expense	5,977	3,087	1,388	(142)	10,310
Total provisions for credit losses	1,810	762	48	1	2,621
Total revenues net of interest expense after provisions for credit losses	4,167	2,325	1,340	(143)	7,689
Marketing, business development, and Card Member rewards and services	2,702	1,508	324	19	4,553
Salaries and employee benefits and other operating expenses	1,234	798	465	187	2,684
Pretax income (loss)	231	19	551	(349)	452
YOY % change
Non-interest revenues	(5)	(13)	(12)	63	(9)
Interest income	(25)	(33)	(33)	(65)	(28)
Interest expense	(43)	(42)	(53)	(66)	(49)
Total revenues net of interest expense	(11)	(14)	(13)	(23)	(12)
Total provisions for credit losses	#	#	#	—	#
Total revenues net of interest expense after provisions for credit losses	40	21	(9)	(23)	27
Marketing, business development, and Card Member rewards and services	(4)	(8)	6	(32)	(5)
Salaries and employee benefits and other operating expenses	(10)	(4)	(1)	(53)	(10)
Pretax income (loss)	#	#	(25)	(40)	#

# - Denotes a variance of 100 percent or more.

See Appendix V for footnote references

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (O)
	Q1'21	Q4'20	Q3'20	Q2'20	Q1'20	Q1'21	Q4'20	Q3'20	Q2'20	Q1'20
Worldwide
Network volumes (F)	(6)%	(14)%	(19)%	(34)%	(5)%	(8)%	(15)%	(19)%	(33)%	(4)%
Total billed business (F)	(7)	(15)	(20)	(35)	(4)	(9)	(16)	(20)	(35)	(3)
Consumer billed business	(4)	(12)	(17)	(35)	(3)	(6)	(13)	(18)	(34)	(2)
Commercial billed business	(10)	(18)	(23)	(36)	(6)	(12)	(19)	(23)	(36)	(5)
Processed volumes (F)	3	(8)	(14)	(25)	(11)	(1)	(10)	(13)	(22)	(8)

U.S.
Network volumes (F)	(4)	(12)	(17)	(32)	(3)	n/a	n/a	n/a	n/a	n/a
Total billed business (F)	(5)	(12)	(17)	(32)	(3)	n/a	n/a	n/a	n/a	n/a
Consumer billed business	(2)	(11)	(16)	(32)	(1)	n/a	n/a	n/a	n/a	n/a
Commercial billed business	(8)	(15)	(19)	(33)	(4)	n/a	n/a	n/a	n/a	n/a

Outside the U.S.
Network volumes (F)	(10)	(18)	(23)	(38)	(11)	(15)	(21)	(24)	(35)	(7)
Total billed business (F)	(14)	(22)	(27)	(44)	(8)	(20)	(25)	(29)	(42)	(4)
Consumer billed business	(10)	(17)	(21)	(41)	(6)	(17)	(20)	(23)	(39)	(2)
Commercial billed business	(20)	(31)	(37)	(49)	(12)	(26)	(33)	(37)	(46)	(7)
Asia Pacific consolidated network volumes	0	(10)	(15)	(27)	(10)	(7)	(15)	(17)	(25)	(6)
Latin America & Canada network volumes	(19)	(29)	(37)	(49)	(12)	(18)	(25)	(31)	(42)	(5)
Europe, Middle East & Africa network volumes	(21)	(28)	(30)	(50)	(13)	(27)	(31)	(32)	(49)	(10)

Merchant Industry Metrics
Worldwide billed business (F)
T&E-related (14% of Q1'21 worldwide billed business)	(49)	(64)	(68)	(87)	(20)	(50)	(65)	(68)	(87)	(20)
Goods & Services (G&S)-related (86% of Q1'21 worldwide billed business) (P)	8	5	1	(12)	3	6	4	1	(12)	4
Airline-related (2% of Q1'21 worldwide billed business)	(72)	(85)	(92)	#	(32)	(73)	(85)	(92)	#	(31)

U.S. billed business (F)
T&E-related (14% of Q1'21 U.S. billed business)	(43)	(62)	(67)	(85)	(17)	n/a	n/a	n/a	n/a	n/a
G&S-related (86% of Q1'21 U.S. billed business) (P)	7	5	2	(12)	3	n/a	n/a	n/a	n/a	n/a
Airline-related (2% of Q1'21 U.S. billed business)	(67)	(82)	(90)	#	(28)	n/a	n/a	n/a	n/a	n/a
# - Denotes a variance of 100 percent or more.

See Appendix V for footnote references

Global Consumer Services Group	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'21	Q4'20	Q3'20	Q2'20	Q1'20	YOY % change
Non-interest revenues	$3,690	$3,835	$3,517	$2,932	$3,894	(5)
Interest income	1,807	1,901	1,916	1,971	2,411	(25)
Interest expense	187	209	242	272	328	(43)
Net interest income	1,620	1,692	1,674	1,699	2,083	(22)
Total revenues net of interest expense	5,310	5,527	5,191	4,631	5,977	(11)
Total provisions for credit losses	(504)	40	412	886	1,810	#
Total revenues net of interest expense after provisions for credit losses	5,814	5,487	4,779	3,745	4,167	40
Expenses
Marketing, business development, and Card Member rewards and services	2,582	2,739	2,504	1,723	2,702	(4)
Salaries and employee benefits and other operating expenses	1,108	1,297	1,177	1,195	1,234	(10)
Total expenses	3,690	4,036	3,681	2,918	3,936	(6)
Pretax segment income	2,124	1,451	1,098	827	231	#

(Billions, except percentages and where indicated)
Billed business (F)
U.S.	$89.0	$94.8	$83.9	$68.1	$90.9	(2)
Outside the U.S.	$30.3	$34.7	$30.2	$22.5	$33.7	(10)
Total	$119.3	$129.5	$114.1	$90.6	$124.6	(4)
Proprietary cards-in-force (millions) (G)
U.S.	37.8	37.7	37.5	37.5	38.0	(1)
Outside the U.S.	16.7	16.7	16.8	17.2	17.6	(5)
Total	54.5	54.4	54.3	54.7	55.6	(2)
Proprietary basic cards-in-force (millions) (G)
U.S.	26.7	26.6	26.5	26.6	27.0	(1)
Outside the U.S.	11.6	11.6	11.7	11.9	12.1	(4)
Total	38.3	38.2	38.2	38.5	39.1	(2)
Average proprietary basic Card Member spending (dollars)
U.S	$3,336	$3,567	$3,162	$2,548	$3,366	(1)
Outside the U.S.	$2,616	$2,984	$2,555	$1,871	$2,777	(6)
Average	$3,118	$3,390	$2,975	$2,338	$3,183	(2)

Segment assets	$81.3	$86.7	$81.3	$80.4	$87.3	(7)

Card Member loans
Total loans
U.S.	$48.3	$51.4	$49.8	$50.3	$55.6	(13)
Outside the U.S.	$8.0	$8.7	$7.7	$7.6	$8.2	(2)
Total	$56.3	$60.1	$57.5	$57.9	$63.8	(12)

Average loans
U.S.	$49.0	$50.3	$50.0	$51.7	$59.3	(17)
Outside the U.S.	$8.3	$8.3	$7.8	$7.6	$10.0	(17)
Total	$57.3	$58.6	$57.8	$59.3	$69.3	(17)

Lending Credit Metrics
U.S.
Net write-off rate (principal only) (K)	1.3%	1.9%	2.4%	2.8%	2.6%
Net write-off rate (principal, interest and fees) (K)	1.6%	2.3%	2.9%	3.3%	3.1%
30+ days past due as a % of total (L)	0.9%	1.0%	1.1%	1.5%	1.7%
Outside the U.S.
Net write-off rate (principal only) (K)	2.5%	2.5%	3.3%	3.7%	2.9%
Net write-off rate (principal, interest and fees) (K)	3.2%	3.1%	4.1%	4.6%	3.5%
30+ days past due as a % of total (L)	1.6%	1.7%	1.8%	2.3%	2.1%
Total
Net write-off rate (principal only) (K)	1.4%	2.0%	2.5%	2.9%	2.6%
Net write-off rate (principal, interest and fees) (K)	1.8%	2.4%	3.1%	3.5%	3.2%
30+ days past due as a % of total (L)	1.0%	1.1%	1.2%	1.6%	1.7%

Net interest income divided by average Card Member loans (M)	11.3%	11.5%	11.6%	11.5%	12.0%
Net interest yield on average Card Member loans (M)
U.S.	12.1%	12.0%	12.0%	11.7%	12.1%
Outside the U.S.	10.9%	11.1%	11.9%	13.3%	11.9%
Total	11.9%	11.9%	12.0%	11.9%	12.1%

Card Member receivables
U.S.	$11.2	$11.9	$10.3	$9.5	$10.5	7
Outside the U.S.	$6.0	$6.8	$5.8	$5.5	$5.3	13
Total receivables	$17.2	$18.7	$16.1	$15.0	$15.8	9

Charge Credit Metrics
U.S.
Net write-off rate (principal only) (K)	0.0%	0.4%	1.0%	2.1%	1.7%
Net write-off rate (principal and fees) (K)	0.1%	0.5%	1.1%	2.3%	1.9%
30+ days past due as a % of total (L)	0.4%	0.4%	0.6%	1.2%	1.5%
Outside the U.S.
Net write-off rate (principal only) (K)	1.3%	1.3%	2.8%	3.5%	2.6%
Net write-off rate (principal and fees) (K)	1.4%	1.5%	3.1%	3.7%	2.8%
30+ days past due as a % of total (L)	0.9%	1.0%	1.2%	1.6%	2.2%
Total
Net write-off rate (principal only) (K)	0.5%	0.7%	1.7%	2.6%	2.0%
Net write-off rate (principal and fees) (K)	0.6%	0.8%	1.8%	2.8%	2.2%
30+ days past due as a % of total (L)	0.6%	0.6%	0.8%	1.3%	1.7%

# - Denotes a variance of 100 percent or more.

See Appendix V for footnote references

Global Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'21	Q4'20	Q3'20	Q2'20	Q1'20	YOY % change
Non-interest revenues	$2,432	$2,523	$2,327	$2,014	$2,788	(13)
Interest income	336	334	351	402	499	(33)
Interest expense	116	126	139	154	200	(42)
Net interest income	220	208	212	248	299	(26)
Total revenues net of interest expense	2,652	2,731	2,539	2,262	3,087	(14)
Total provisions for credit losses	(162)	(164)	250	645	762	#
Total revenues net of interest expense after provisions for credit losses	2,814	2,895	2,289	1,617	2,325	21
Expenses
Marketing, business development, and Card Member rewards and services	1,386	1,338	1,221	924	1,508	(8)
Salaries and employee benefits and other operating expenses	763	890	796	715	798	(4)
Total expenses	2,149	2,228	2,017	1,639	2,306	(7)
Pretax segment income (loss)	665	667	272	(22)	19	#

(Billions, except percentages and where indicated)
Billed business (F)	$104.0	$109.1	$98.5	$82.8	$116.1	(10)
Proprietary cards-in-force (millions) (G)	14.5	14.5	14.5	14.6	14.8	(2)
Average Card Member spending (dollars)	$7,159	$7,515	$6,776	$5,645	$7,836	(9)

Segment assets	42.4	$42.1	$39.9	$38.3	$46.7	(9)

Card Member loans
Total loans	$13.8	$13.3	$12.1	$12.2	$13.9	(1)
Total loans - Global Small Business Services (GSBS)	$13.8	$13.2	$12.0	$12.1	$13.8	—
30+ days past due as a % of total - GSBS (L)	0.6%	0.7%	1.1%	1.6%	1.4%
Average loans - GSBS	$13.4	$12.5	$12.1	$12.8	$14.1	(5)
Net write-off rate (principal only) - GSBS (K)	1.0%	1.9%	2.2%	2.3%	1.9%
Net write-off rate (principal, interest and fees) - GSBS (K)	1.2%	2.2%	2.5%	2.6%	2.2%

Net interest income divided by average Card Member loans (M)	6.5%	6.6%	7.0%	7.8%	8.4%
Net interest yield on average Card Member loans (M)	8.7%	9.0%	9.5%	10.0%	10.8%

Card Member receivables
Total receivables	$24.8	$25.0	$24.7	$22.6	$28.9	(14)
Net write-off rate (principal and fees) (K)	0.5%	1.1%	2.5%	3.3%	1.8%
Total receivables - GCP (N)	$10.5	$10.9	$10.4	$9.4	$13.2	(20)
90+ days past billing as a % of total - GCP (L)(N)	0.4%	0.6%	0.6%	2.5%	1.1%
Net write-off rate (principal and fees) - GCP (K)(N)	0.4%	0.7%	2.4%	4.0%	1.0%
Total receivables - GSBS	$14.3	$14.1	$14.3	$13.2	$15.7	(9)
30+ days past due as a % of total - GSBS (L)	0.6%	0.7%	1.0%	2.1%	2.0%
Net write-off rate (principal only) - GSBS (K)	0.5%	1.3%	2.3%	2.5%	2.2%
Net write-off rate (principal and fees) - GSBS (K)	0.5%	1.4%	2.5%	2.8%	2.5%
# - Denotes a variance of 100 percent or more.

See Appendix V for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'21	Q4'20	Q3'20	Q2'20	Q1'20	YOY % change
Non-interest revenues	$1,190	$1,219	$1,111	$919	$1,346	(12)
Interest income	4	4	4	4	6	(33)
Interest expense	(17)	(20)	(18)	(6)	(36)	(53)
Net interest income	21	24	22	10	42	(50)
Total revenues net of interest expense	1,211	1,243	1,133	929	1,388	(13)
Total provisions for credit losses	(10)	13	2	25	48	#
Total revenues net of interest expense after provisions for credit losses	1,221	1,230	1,131	904	1,340	(9)
Expenses
Marketing, business development, and Card Member rewards and services	345	390	340	249	324	6
Salaries and employee benefits and other operating expenses	462	557	440	452	465	(1)
Total expenses	807	947	780	701	789	2
Pretax segment income	414	283	351	203	551	(25)

(Billions)
Segment assets	$13.9	$14.3	$12.3	$11.6	$10.2	36

# - Denotes a variance of 100 percent or more.

See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
ROE
Net income	$5,003	$3,135	$3,390	$4,072	$5,576
Average shareholders' equity	$22,158	$22,002	$22,172	$22,504	$22,818
Return on average equity (D)	22.6%	14.2%	15.3%	18.1%	24.4%

Reconciliation of ROCE
Net income	$5,003	$3,135	$3,390	$4,072	$5,576
Preferred shares dividends and related accretion	61	79	85	90	92
Earnings allocated to participating share awards and other	33	20	23	27	38
Net income attributable to common shareholders	$4,909	$3,036	$3,282	$3,955	$5,446

Average shareholders' equity	$22,158	$22,002	$22,172	$22,504	$22,818
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$20,574	$20,418	$20,588	$20,920	$21,234
Return on average common equity (D)	23.9%	14.9%	15.9%	18.9%	25.6%

See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q1'21	Q4'20	Q3'20	Q2'20	Q1'20
Consolidated
Net interest income	$1,830	$1,897	$1,874	$1,884	$2,330
Exclude:
Interest expense not attributable to our Card Member loan portfolio (Q)	236	254	296	350	395
Interest income not attributable to our Card Member loan portfolio (R)	(96)	(111)	(137)	(156)	(264)
Adjusted net interest income (S)	$1,970	$2,040	$2,033	$2,078	$2,461
Average Card Member loans (billions)	$70.7	$71.2	$69.9	$72.1	$83.4
Net interest income divided by average Card Member loans (T)	10.4%	10.7%	10.7%	10.5%	11.2%
Net interest yield on average Card Member loans (U)	11.3%	11.4%	11.6%	11.6%	11.9%

Global Consumer Services Group
U.S.
Net interest income	$1,421	$1,490	$1,470	$1,462	$1,800
Exclude:
Interest expense not attributable to our Card Member loan portfolio (Q)	60	64	81	97	46
Interest income not attributable to our Card Member loan portfolio (R)	(25)	(33)	(42)	(54)	(60)
Adjusted net interest income (S)	$1,456	$1,521	$1,509	$1,505	$1,786
Average Card Member loans (billions)	$49.0	$50.3	$50.0	$51.7	$59.3
Net interest income divided by average Card Member loans (T)	11.6%	11.8%	11.8%	11.3%	12.1%
Net interest yield on average Card Member loans (U)	12.1%	12.0%	12.0%	11.7%	12.1%

Outside the U.S.
Net interest income	$199	$202	$203	$237	$283
Exclude:
Interest expense not attributable to our Card Member loan portfolio (Q)	26	33	34	18	16
Interest income not attributable to our Card Member loan portfolio (R)	(2)	(2)	(2)	(2)	(4)
Adjusted net interest income (S)	$223	$233	$235	$253	$295
Average Card Member loans (billions)	$8.3	$8.3	$7.8	$7.6	$10.0
Net interest income divided by average Card Member loans (T)	9.6%	9.7%	10.4%	12.5%	11.3%
Net interest yield on average Card Member loans (U)	10.9%	11.1%	11.9%	13.3%	11.9%

Total
Net interest income	$1,620	$1,692	$1,674	$1,699	$2,083
Exclude:
Interest expense not attributable to our Card Member loan portfolio (Q)	86	97	115	115	62
Interest income not attributable to our Card Member loan portfolio (R)	(27)	(35)	(45)	(56)	(64)
Adjusted net interest income (S)	$1,679	$1,754	$1,744	$1,758	$2,081
Average Card Member loans (billions)	$57.3	$58.6	$57.8	$59.3	$69.3
Net interest income divided by average Card Member loans (T)	11.3%	11.5%	11.6%	11.5%	12.0%
Net interest yield on average Card Member loans (U)	11.9%	11.9%	12.0%	11.9%	12.1%

Global Commercial Services
Net interest income	$220	$208	$212	$248	$299
Exclude:
Interest expense not attributable to our Card Member loan portfolio (Q)	93	103	111	119	145
Interest income not attributable to our Card Member loan portfolio (R)	(22)	(25)	(34)	(47)	(64)
Adjusted net interest income (S)	$291	$286	$289	$320	$380
Average Card Member loans (billions)	$13.5	$12.6	$12.1	$12.8	$14.2
Net interest income divided by average Card Member loans (T)	6.5%	6.6%	7.0%	7.8%	8.4%
Net interest yield on average Card Member loans (U)	8.7%	9.0%	9.5%	10.0%	10.8%

See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix III
Card Member Receivables Net Write-offs Components
(Billions, except percentages and where indicated)

	Q1'21	Q4'20	Q3'20	Q2'20	Q1'20	YOY % change
Worldwide Card Member receivables
Net write-offs (millions)
Net write-offs (principal and fees) (K)	$53	$105	$219	$299	$258	(79)
Less: Net write-offs (principal and fees) - GCP (K)(N)	10	18	60	105	43	(77)
Net write-offs (principal and fees) - GCSG and GSBS (K)	$43	$87	$159	$194	$215	(80)
Less: Net write-offs (fees only) - GCSG and GSBS (K)	7	10	15	18	19	(63)
Net write-offs (principal only) - GCSG and GSBS (K)	$36	$77	$144	$176	$196	(82)

Average Card Member receivables
Global Consumer Services Group (GCSG)	$17.1	$17.3	$15.8	$14.0	$19.8	(14)
Global Small Business Services (GSBS)	14.0	14.4	13.8	13.7	16.8	(17)
Average receivables (GCSG and GSBS)	$31.1	$31.7	$29.6	$27.7	$36.6	(15)
GCP (N)	10.7	10.7	9.9	10.5	16.6	(36)
Total average receivables	$41.8	$42.4	$39.5	$38.2	$53.2	(21)

Net write-off rate (principal and fees) (K)	0.5%	1.0%	2.2%	3.1%	1.9%
Net write-off rate (principal and fees) - GCSG and GSBS (K)	0.6%	1.1%	2.2%	2.8%	2.3%
Net write-off rate (principal only) - GCSG and GSBS (K)	0.5%	1.0%	2.0%	2.5%	2.1%

See Appendix V for footnote references

American Express Company	(Preliminary)
Appendix IV
Network Volumes Information (Recast)
(Billions)

Effective for the first quarter of 2021, we have changed the way we describe our volume metrics:
•Where we previously used the term “Billed Business” to describe our total volumes, we now use the term “Network Volumes.”
•Where we previously used the term “Proprietary Billed Business” to describe transaction volumes from cards and other payment products issued by American Express, we now use the term “Billed Business.”

•Where we previously used the term “GNS Billed Business” to describe transaction volumes from cards issued by GNS partners and joint ventures, we now use the term “Processed Volumes” and in order to provide a more complete view of transactions across our network we have now included in this category transactions associated with certain alternative payment solutions that were not previously reported in our volume metrics.

We believe that these changes provide better differentiation and descriptors for the volumes that run across the American Express network. Prior period amounts have been recast to conform with current period presentation.

	As Recast
	Q4'20	Q3'20	Q2'20	Q1'20	Q4'19	Q3'19	Q2'19	Q1'19	FY 2020	FY 2019
Network volumes (F)
U.S.	$195.0	$174.6	$145.1	$193.4	$220.3	$209.7	$212.3	$198.4	$708.1	$840.7
Outside the U.S.	90.9	80.9	65.9	92.0	111.4	105.0	105.5	103.1	329.7	425.0
Total	$285.9	$255.5	$211.0	$285.4	$331.7	$314.7	$317.8	$301.5	$1,037.8	$1,265.7
Billed business (F)	239.8	213.6	174.7	242.6	281.6	266.2	269.5	253.2	870.7	1,070.5
Processed volumes (F)	46.1	41.9	36.3	42.8	50.1	48.5	48.3	48.3	167.1	195.2
Total	$285.9	$255.5	$211.0	$285.4	$331.7	$314.7	$317.8	$301.5	$1,037.8	$1,265.7

See Appendix V for footnote references

Appendix V	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Effective for the first quarter of 2021, we changed the expense category name from Occupancy and equipment to Data processing and equipment to better reflect the nature and components of the expense.
(B)	Represents net income, less (i) earnings allocated to participating share awards of $15 million, $9 million, $7 million, $2 million and $2 million in Q1'21, Q4'20, Q3'20, Q2'20 and Q1'20, respectively; and (ii) dividends on preferred shares of $14 million, $14 million, $16 million, $17 million and $32 million in Q1'21, Q4'20, Q3'20, Q2'20 and Q1'20, respectively.
(C)	Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses (including merchant financing loans and Paycheck Protection Program (PPP)), Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(D)	Return on average equity and return on average common equity are calculated by dividing one-year period of net income by one-year average of total shareholders' equity, and one-year period of net income attributable to common shareholders by one-year average of common shareholders' equity, respectively. Refer to Appendix I for components of return on average equity and return on average common equity.
(E)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(F)	Effective for the first quarter of 2021, we have changed the way we describe our volume metrics:
• Where we previously used the term “Billed Business” to describe our total volumes, we now use the term “Network Volumes.”
• Where we previously used the term “Proprietary Billed Business” to describe transaction volumes from cards and other payment products issued by American Express, we now use the term “Billed Business.”
• Where we previously used the term “GNS Billed Business” to describe transaction volumes from cards issued by GNS partners and joint ventures, we now use the term “Processed Volumes” and in order to provide a more complete view of transactions across our network we have now included in this category transactions associated with certain alternative payment solutions that were not previously reported in our volume metrics.

We believe that these changes provide better differentiation and descriptors for the volumes that run across the American Express network. Prior period amounts have been recast to conform with current period presentation. See Appendix IV for recast prior period amounts.
(G)	Cards-in-force represent the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, including joint ventures (GNS cards-in-force) except for GNS retail cobrand cards that have no out of store spend activity during the prior 12 months. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(H)	Average discount rate calculation is generally designed to reflect the average pricing at all merchants accepting American Express cards and represents the percentage of network volumes retained by us from spend at merchants we acquire, or from merchants acquired by third parties on our behalf, net of amounts retained by such third parties. The average discount rate, together with network volumes, drive our discount revenue.
(I)	Average fee per card is computed based on proprietary net card fees divided by average proprietary total cards-in-force.
(J)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(K)	We present a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, as our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses, a net write-off rate including principal, interest and/or fees is also presented. We believe the net write-off rate, excluding GCP net write-offs, a non-GAAP measure, is useful to show the write-off rate based on principal losses only for the Card Member receivables portfolios for which data is available (i.e., Global Consumer and Global Small Business Services). See Appendix III for a reconciliation.
(L)	Beginning Q1'20, we offered Customer Pandemic Relief programs to provide short-term support for customers impacted by COVID-19. These programs are no longer widely available and negligible balances remained in the programs as of both December 31, 2020, and March 31, 2021. Delinquency status is generally frozen at enrollment, and loans that are current at enrollment do not age, regardless of whether payment is made. Upon exiting the program, delinquency aging resumes where it had left off at enrollment.
(M)	See Appendix II for calculations of net interest yield on average Card Member loans, a non-GAAP measure, and net interest income divided by average Card Member loans, a GAAP measure, and the Company's rationale for presenting net interest yield on average Card Member loans (refer to Footnotes "T" and "U").
(N)	GCP reflects global, large and middle market corporate accounts. GCP delinquency data for periods other than 90+ days past billing and the net write-off rate based on principal losses only are not available due to system constraints.
(O)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes the foreign exchange rates used to determine results for Q1'21 apply to the period(s) against which such results are being compared).
(P)	Effective Q1'21, we renamed "Non T&E" to "Goods and services (G&S)" which includes spend in merchant categories other than T&E-related merchant categories.
(Q)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(R)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.
(S)	Adjusted net interest income is a non-GAAP measure that represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. We believe adjusted net interest income is useful to investors because it represents the interest expense and interest income attributable to our Card Member loan portfolio and is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.
(T)	Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.
(U)	Net interest yield on average Card Member loans is a non-GAAP measure that is computed by dividing adjusted net interest income by average Card Member loans, computed on an annualized basis. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. We believe that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of our Card Member loan portfolio.